UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported):         October 19, 2005


                        RAMCO-GERSHENSON PROPERTIES TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                     1-10093                  13-6908486
 ----------------------------       -------------          ---------------------
 (State or other jurisdiction        (Commission             (I.R.S. Employer
    of incorporation)                File Number)           Identification No.)



  31500 Northwestern Highway, Suite 300,
       Farmington Hills, Michigan                             48334
--------------------------------------------               ------------
  (Address of principal executive offices)                  (Zip Code)



   Registrant's telephone number, including area code:         248-350-9900


                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 19, 2005, Ramco-Gershenson Properties Trust (the "Trust") issued a press release with respect to its results of operations and financial conditions for the third quarter of 2005. A copy of such press release is filed as Exhibit
99.1 and is incorporated herein by reference.



Item 9.01  Financial Statements and Exhibits

The following is filed as part of this report.

   (c)   Exhibits

   The following exhibit is filed with this Form 8-K

Exhibit
Number   Description of Exhibit
------   ----------------------

99.1 Press Release, dated October 19, 2005, issued by Ramco-Gershenson Properties Trust

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RAMCO-GERSHENSON PROPERTIES TRUST


October 19, 2005                       By: /s/ Richard J. Smith
                                           ----------------------------------
                                           Name: Richard J. Smith
                                           Title: Chief Financial Officer

                                  Exhibit Index


Exhibit
Number                             Description of Exhibit
----------    ------------------------------------------------------------------

99.1          Press release, dated October 19, 2005, issued by
              Ramco-Gershenson Properties Trust